UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




             Date of Report (Date of earliest reported) January 23, 2004
                                  ------------


                       MidAmerican Energy Holdings Company
             (Exact name of registrant as specified in its charter)


                             Iowa 0-25551 94-2213782
                             ---- ------- ----------
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                    666 Grand Avenue, Des Moines, Iowa 50309
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (515) 242-4300
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                                       N/A
                         ------------------------ ----
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         MidAmerican Energy Holdings Company ("MidAmerican") reported today that on January 21, 2004, its subsidiary, CE Casecnan Water and Energy Company, Inc. ("CE Casecnan"), received full and timely payment of $99,166,333.33 from the Republic of the Philippines ("ROP") representing the principal and interest due on the $97,000,000 bond received from the ROP as part of the October 15, 2003 settlement of a dispute relating to a project agreement between CE Casecnan and the Philippines National Irrigation Administration ("NIA"). In accordance with the settlement terms, on January 14, 2004, CE Casecnan exercised its right to put the bond to the ROP at a price of par plus accrued interest thus triggering the payment obligation of the ROP. As a result of the receipt of these funds, the CE Casecnan debt service reserve balance is fully funded.


FORWARD-LOOKING STATEMENTS

         This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can typically be identified by the use of forward-looking words, such as "may," "will," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "potential," "plan," "forecast" and similar terms. These statements represent MidAmerican's intentions, plans, expectations and beliefs and are subject to risks, uncertainties and other factors. Many of these factors are outside MidAmerican's control and could cause actual results to differ materially from such forward-looking statements.

         These factors include, among others, general economic and business conditions in the jurisdictions in which MidAmerican's facilities are located; governmental, statutory, regulatory or administrative initiatives or ratemaking actions affecting MidAmerican or the electric or gas utility, pipeline or power generation industries; weather effects on sales and revenues; general industry trends; increased competition in the power generation, electric utility or pipeline industries; fuel and power costs and availability; continued availability of accessible gas reserves; changes in business strategy, development plans or customer or vendor relationships; availability, term and deployment of capital; availability of qualified personnel; risks relating to nuclear generation; financial or regulatory accounting principles or policies imposed by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the SEC, the Federal Energy Regulatory Commission and similar entities with regulatory oversight; and other business or investment considerations that may be disclosed from time to time in MidAmerican's SEC filings or in other publicly disseminated written documents.

MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MIDAMERICAN ENERGY HOLDINGS COMPANY



                                        /s/  Paul J. Leighton
                                        Paul J. Leighton
                                        Vice President, Assistant General
                                        Counsel and Assistant Secretary




Date:  January 23, 2004